                                                                    Exhibit 10.3


                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of September 30, 1999, by and among ECONOMETRICS, INC., a Colorado corporation ("ECONOMETRICS"), and SCHERER HEALTHCARE, INC., a Delaware corporation ("SCHERER").

         WHEREAS:

         A. Econometrics has authorized the issuance of $2,000,000 aggregate principal amount of its 8% Convertible Debentures due 2004 (the "DEBENTURE"), with terms, rights and privileges set forth in EXHIBIT A to the Purchase Agreement.

         B. Econometrics and Scherer have entered into an 8% Convertible Debenture Purchase Agreement, dated as of September 30, 1999 (the "PURCHASE AGREEMENT"), pursuant to which Econometrics sold the Debenture to Scherer, and Scherer purchased the Debenture from Econometrics, on the terms and subject to the conditions set forth in the Purchase Agreement.

         C. Econometrics, Scherer and certain stockholders of Econometrics have entered into a Stockholders Agreement, dated as of September 30, 1999 (the "STOCKHOLDERS AGREEMENT").

         D. Pursuant to the terms of the Debenture, Scherer has the right to convert all or part of the outstanding principal balance of the Debenture, plus interest accrued thereon, into shares of common stock, no par value, of Econometrics (the "COMMON STOCK"). The Common Stock issuable upon conversion of the Debenture is referred to hereinafter as the "CONVERSION SECURITIES."

         E. To induce Scherer to execute and deliver the Purchase Agreement, Econometrics has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Econometrics and Scherer hereby agree as follows:

         1. DEFINITIONS.

                  a. As used in this Agreement, the following terms shall have the following meanings:

                           i. "INVESTOR" means Scherer and any transferee
or assignee thereof who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                           ii. "REGISTER," "REGISTERED," and "REGISTRATION"
refer to a registration effected by preparing and filing a Registration Statement or Registration Statements in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                           iii. "REGISTRABLE SECURITIES" means (A) the
Conversion Securities and (B) any other shares of Common Stock now held or hereafter acquired by Scherer or any other entity that controls, is controlled by or is under common control with Scherer, and (C) any Common Stock issued or issuable with respect to Registrable Securities by reason of a stock dividend or stock split or in connection with a confirmation of shares, recapitalization, merger, consolidation or other reorganization.

                           iv. "REGISTRATION STATEMENT" means a
registration statement of Econometrics under the 1933 Act.

                  b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

         2. REGISTRATION.

                  a. PIGGY-BACK REGISTRATIONS.

                           i. If at any time Econometrics shall file with
the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its Common Stock (other than on Form S-4 or Form S-8 or their then equivalents relating to Common Stock to be issued solely in connection with any acquisition of any entity or business or Common Stock issuable in connection with stock options or other employee benefit plans), Econometrics shall promptly send to the Investors written notice of such determination (which shall include a list of the jurisdictions in which Econometrics intends to qualify such Common Stock under the applicable "blue sky" or other state securities laws). If, within fifteen (15) days after receipt of such notice, the Investors shall so request in writing, Econometrics shall include in such Registration Statement all of the Registrable Securities such Investors request to be registered, subject to Section 2(a)(ii) hereto.

                           ii. If, in connection with any underwritten
public offering for the account of Econometrics, the managing underwriter(s) thereof advise Econometrics and the holders of Registrable Securities in writing of the need to impose a limitation on the number of shares of Registrable Securities which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing factors (including, without limitation, the aggregate number of shares of Common Stock requested to be registered and the general condition of the market) dictate such limitation is necessary to facilitate public distribution, then Econometrics shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Investors have requested inclusion hereunder; PROVIDED, HOWEVER, that, except in the case of Econometric's initial registered public offering, the number of shares of Registrable Securities to be included in such Registration Statement may be limited to not less than fifteen percent (15%) of the Registrable Securities requested to be registered in such Registration Statement. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities held by such Investors; PROVIDED, HOWEVER, that Econometrics shall not exclude any Registrable Securities unless Econometrics has first excluded all outstanding securities, the holders of which are not contractually entitled to inclusion of such securities in such Registration Statement or are not contractually entitled to pro rata inclusion with the Registrable Securities; and PROVIDED, FURTHER, HOWEVER, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right hereunder to include such securities in the Registration Statement.

                           iii. The obligations of Econometrics under this
Section 2(a) may be waived by Scherer. If an offering in connection with which Investors are entitled to registration under this Section 2(a) is an underwritten offering, then the Investors who include Registrable Securities in the offering (each a "PARTICIPATING INVESTOR") shall, unless otherwise agreed by Econometrics, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

                           iv. If an Investor disapproves of the terms of
any underwritten offering, it may elect to withdraw therefrom by written notice to Econometrics and the underwriter(s) delivered on or prior to the effective date of the Registration Statement. Any Registrable Securities excluded or withdrawn from such underwritten offering shall be withdrawn from such registration.

                  b. ELIGIBILITY FOR FORM S-3. From and after December 31, 1999, Econometrics shall file all reports required to be filed by Econometrics with the SEC in a timely manner so as to establish eligibility for the use of Form S-3.

         3. OBLIGATIONS OF ECONOMETRICS.

         In connection with the registration of the Registrable Securities, Econometrics shall have the following obligations:

                  a. After the date notice is given to the Investors pursuant to
Section 2(a), Econometrics shall prepare promptly, and file with the SEC, a Registration Statement with respect to the number of Registrable Securities specified as provided in Section 2(a) as soon as practicable and thereafter shall use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  b. Econometrics shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective for such period as to permit the distribution of the Registrable Securities in accordance with the plan of distribution set forth in the Registration Statement, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of Econometrics covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

                  c. Econometrics shall furnish to each Participating Investor and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by Econometrics, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Participating Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                  d. Econometrics shall furnish to the counsel of each Participating Investor each letter written by or on behalf of Econometrics to, and each item of correspondence from, the SEC or the staff of the SEC, or to any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange), in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which Econometrics has sought confidential treatment).

                  e. Econometrics shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Participating Investors reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof for such period as to permit the distribution of the Registrable Securities in accordance with the plan of distribution set forth in the Registration Statement, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect as necessary to permit the distribution of the Registrable Securities in accordance with the plan of distribution described in the Registration Statement, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; PROVIDED, HOWEVER, that Econometrics shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

                  f. As promptly as practicable after becoming aware of such event, Econometrics shall notify each Participating Investor of the happening of any event of which Econometrics has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Participating Investor as it may reasonably request.

                  g. Econometrics shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Participating Investor (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

                  h. Econometrics shall permit a single firm of counsel, designated as selling stockholders' counsel by Scherer, to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

                  i. Econometrics shall make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of Econometrics's fiscal quarter next following the effective date of the Registration Statement.

                  j. At the request of a Participating Investor, Econometrics shall use reasonable efforts to cause to be furnished, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) if required by an underwriter, a "comfort" letter, dated such date, from Econometrics's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, from counsel representing Econometrics for purposes of such Registration Statement and the underwriting agreement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Participating Investors.

                  k. Econometrics shall make available for inspection by (i) each Participating Investor, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Participating Investors (and designated by Scherer), and (iv) one firm of attorneys retained by all such underwriters (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of Econometrics (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause Econometrics's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; PROVIDED, HOWEVER, that each Inspector shall hold in confidence and shall not make any disclosure (except to Scherer and to other Inspectors) of any Record or other information which Econometrics determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (z) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. Econometrics shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to Econometrics) with Econometrics with respect thereto, substantially in the form of this Section 3(k). Each Participating Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to Econometrics and allow Econometrics, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

                  l. Econometrics shall hold in confidence and not make any disclosure of information concerning any Participating Investor provided to Econometrics unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. Econometrics agrees that it shall, upon learning that disclosure of such information concerning a Participating Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Participating Investor and allow the Participating Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  m. Econometrics shall use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange and United Stated inter-dealer quotation system on which Common Stock of Econometrics is then listed, with expenses in connection therewith to be paid in accordance with Section 5 hereof.

                  n. Econometrics shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities, and shall provide CUSIP numbers for the Registrable Securities, not later than the effective date of the Registration Statement.

                  o. Econometrics shall cooperate with the Participating Investors and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Participating Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Participating Investors may request. No later than the effective date of any Registration Statement registering the resale of Registrable Securities, Econometrics shall deliver to its transfer agent instructions, accompanied by any reasonably required opinion of counsel, that permit sales of legended securities in a timely fashion that complies with then mandated securities settlement procedures for regular way market transactions.

                  p. Econometrics shall take all other reasonable actions necessary to expedite and facilitate disposition by the Participating Investors of Registrable Securities pursuant to the Registration Statement.

         4. OBLIGATIONS OF THE PARTICIPATING INVESTORS.

         In connection with the registration of the Registrable Securities, each Participating Investor shall have the following obligations:

                  a. It shall be a condition precedent to the obligations of Econometrics to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a Participating Investor that such Participating Investor shall furnish to Econometrics such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as Econometrics may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, Econometrics shall notify each Participating Investor in writing of the information Econometrics requires from such Participating Investor if it elects to have any of its Registrable Securities included in the Registration Statement.

                  b. Each Participating Investor, by its acceptance of the Registrable Securities, agrees to cooperate with Econometrics as reasonably requested by Econometrics in connection with the preparation and filing of the Registration Statement hereunder.

                  c. In the event Econometrics determines to engage the services of an underwriter, each Participating Investor agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.

                  d. Each Participating Investor agrees that, upon receipt of any notice from Econometrics of the happening of any event of the kind described in Section 3(f) or 3(g), such Participating Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Participating Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by Econometrics, such Participating Investor shall deliver to Econometrics (at the expense of Econometrics) or destroy (and deliver to Econometrics a certificate of destruction) all copies in such Participating Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  e. A Participating Investor may not participate in any underwritten registration hereunder unless such Participating Investor (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by such Participating Investor, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

         5. EXPENSES OF REGISTRATION.

         All reasonable expenses (other than underwriting discounts, selling concessions and discounts) incurred in connection with registrations, filings or qualifications pursuant to this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for Econometrics, the fees and disbursements of counsel to the Participating Investors designated by Scherer, and the costs incident to an underwritten offering shall be borne by Econometrics. Notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a nonwaivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling stockholders, such expenses shall be payable pro rata by selling stockholders.

         6. INDEMNIFICATION.

         In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  a. To the extent permitted by law, Econometrics will indemnify, hold harmless and defend (i) each Participating Investor, (ii) the directors, officers, legal counsel, accountants and each person who controls such Participating Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), if any, and (iii) any underwriter (as defined in the 1933 Act); and the directors, officers and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any, (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities or expenses (joint or several) (collectively, "CLAIMS") to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state a material fact therein required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if Econometrics files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by Econometrics of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, Econometrics shall reimburse each Indemnified Person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by it in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (i) shall not apply as to a particular Indemnified Person with respect to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to Econometrics by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented; (iii) shall not be available as to a particular Indemnified Person with respect to the extent such Claim is based on a failure of such Indemnified Person to deliver or to cause to be delivered the prospectus made available by Econometrics; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Econometrics, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  b. In connection with any Registration Statement in which a Participating Investor is participating, each Participating Investor, severally and not jointly, agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), Econometrics, each of its directors, legal counsel and accountants, each of its officers who signs the Registration Statement, each person, if any, who controls Econometrics within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished to Econometrics by such Participating Investor expressly for use in connection with such Registration Statement; and such Participating Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Participating Investor, which consent shall not be unreasonably withheld; PROVIDED, FURTHER, HOWEVER, that such Participating Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Participating Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by such Participating Investor pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; PROVIDED, HOWEVER, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7. CONTRIBUTION.

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; PROVIDED, HOWEVER, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8. REPORTS UNDER THE 1934 ACT.

         With a view to making available to holders of Registrable Securities the benefits of Rule 144 promulgated under the 1933 Act ("RULE 144") or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of Econometrics to the public without registration, Econometrics agrees to:

                  a. make and keep public information available, as those terms are understood and defined in Rule 144;

                  b. file with the SEC in a timely manner all reports and other documents required of Econometrics under the 1933 Act and the 1934 Act so long as Econometrics remains subject to such requirements (it being understood that nothing herein shall limit Econometrics's obligations under the Purchase Agreement or the Debenture) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  c. furnish to the Investors so long as they own Registrable Securities, promptly upon request, (i) a written statement by Econometrics that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of Econometrics and such other reports and documents so filed by Econometrics, and
(iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9. ASSIGNMENT OF REGISTRATION RIGHTS.

         The rights to have Econometrics register Registrable Securities pursuant to this Agreement shall be automatically assignable by Scherer to any transferee of all or any portion of the Debenture or the Registrable Securities if: (i) Scherer agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to Econometrics within a reasonable time after such assignment, (ii) Econometrics is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, and
(iii) at or before the time Econometrics receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with Econometrics to be bound by all of the provisions contained herein.

         10. AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Econometrics and Scherer. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon Scherer, Econometrics and the Investors.

         11. MISCELLANEOUS.

                  a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If Econometrics receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, Econometrics shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  b. NOTICES. All notices, claims, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:


If to Econometrics:    Econometrics, Inc.
                       One Illinois Center
                       111 East Wacker Drive, Suite 1250
                       Chicago, Illinois 60601
                       Telecopy: (312) 616-8401
                       Attention: Chairman and Chief Executive Officer

                       With copy to:

                       Ross & Hardies
                       150 North Michigan Avenue
                       Suite 2500
                       Chicago, Illinois 60601
                       Telecopy: (312) 750-8600
                       Telephone: (312) 750-8693
                       Attention: Lawrence R. Samuels


If to Scherer:         Scherer Healthcare, Inc.
                       120 Interstate North Parkway
                       Suite 305
                       Atlanta, Georgia 30339
                       Telecopier:  (770) 933-1880
                       Attention: Robert P. Scherer, Jr., Chairman of the Board,
                       President and Chief Executive Officer

                       With copy to:

                       Morris, Manning & Martin, L.L.P.
                       1600 Atlanta Financial Center
                       3343 Peachtree Road, N.E.
                       Atlanta, Georgia 30326
                       Telecopy: (404) 365-9532
                       Telephone (404) 233-7000
                       Attention: David M. Calhoun

or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day after the date when sent, (c) in the case of telecopy transmission, when received, and (d) in the case of mailing, on the fifth business day following that on which the piece of mail containing such communication is posted.

                  c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Illinois without giving effect to any choice or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  e. This Agreement, the Purchase Agreement, the Stockholders Agreement and the Debenture constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Purchase Agreement, the Stockholders Agreement and the Debenture supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  h. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


ECONOMETRICS, INC.

By: /s/ Robert R. McGuire
   ---------------------------------
Name: Robert R. McGuire

Title: Chairman/CEO
      ------------------------------


SCHERER HEALTHCARE, INC.

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------